UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE  14A
     Proxy  Statement  Pursuant  to  Section  14(a)  of  the  Securities
                            Exchange  Act  of  1934
                               (Amendment No. 1)

Filed  by  the  Registrant  [X]
Filed  by  a  party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[X]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  Rule  14a-12

                            PANGEA  PETROLEUM  CORP.
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     (Name  of  Registrant  as  Specified  In  Its  Charter)

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                 (Name  of  Person(s)  Filing  Proxy  Statement,
                        if  other  than  the  Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  fee  required
[ ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:

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     (2)     Aggregate  number  of  securities  to  which  transaction  applies:

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     (3)     Per  unit  price  or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)     Proposed  maximum  aggregate  value  of  transaction:

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     (5)     Total  fee  paid:

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
[ ]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

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     (2)     Form,  Schedule  or  Registration  Statement  No.:

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     (3)     Filing  Party:

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     (4)     Date  Filed:

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
                    PRELIMINARY  COPY  SUBJECT  TO  COMPLETION
                           DATED  MAY  22,  2009

                             PANGEA PETROLEUM CORP.
                            3600 GESSNER, SUITE 220
                              HOUSTON, TEXAS 77063

To  All  Shareholders  in
Pangea  Petroleum  Corp.

     A Special Meeting of Shareholders (the "Special Meeting") of Pangea Petroleum Corp., a Colorado corporation (the "Company"), will be held on _____________ June ____, 2009 at the Company's offices at 3600 Gessner, Suite 220, Houston, Texas 77063, at 9:00 a. m. local time, for the purpose of considering and voting on the following matters:

     1. To consider and vote on five proposals to amend the Company's Articles of Incorporation:

            * to change the name of the Company to "AvStar Aviation Group, Inc." (the "Corporate Name Change Amendment");

            * to effect a 1-for-100 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.001 par value per share ("Common Stock"), in which every one hundred shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock; provided, however, that all fractional shares will be rounded up to one whole share, and each holder of Common Stock will hold a minimum of 100 shares after the Reverse Stock Split (the "Reverse Stock Split Amendment");

            * to add a provision allowing the Company's shareholders to act by written consent in lieu of a meeting provided that shareholders, holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing (the "Written Consent Amendment");

            * to eliminate, immediately after the effectiveness of the Reverse Stock Split, the provisions establishing the Company's Series A Preferred Stock (the "Preferred Stock Amendment") - This proposal will be acted upon following, and will be conditioned upon, the approval of the Reverse Stock Split Amendment; and

            * to amend the "powers clause" in the Company's Articles of Incorporation to delete the lengthy enumeration of the various powers that the Company possesses and to provide simply that the Company possess "the powers provided for in the Colorado Corporation Code with respect to corporations" (the "Powers Clause Amendment").

     2. If and only if each of the Corporate Name Change Amendment, the Reverse Stock Split Amendment, the Written Consent Amendment, the Preferred Stock Amendment and the Powers Clause Amendment is approved, to consider and vote on a proposal (the "Restatement Proposal") to amend and restate the Company's Articles of Incorporation in the form of Exhibit A hereto.

     The Corporate Name Change Amendment, the Reverse Stock Split Amendment, the Written Consent Amendment, the Preferred Stock Amendment, the Powers Clause and the Restatement Proposal and other related matters are more fully described in the accompanying Proxy Statement and the exhibits thereto, which form a part of this Notice. All shareholders will be entitled to vote on all matters submitted for a vote at the Special Meeting. The Board of Directors has fixed the close of business on May 18, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     All shareholders of the Company are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith. Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with the Chief Executive Officer of the Company a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the Special Meeting. Attendance at the Special Meeting will not, in itself, constitute revocation of the proxies.

                                   By  Order  of  the  Board  of  Directors,


Houston,  Texas                    Russell  Ivy,
____________  _____,  2009         President  and  Chief  Executive Officer


     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POST-PAID ENVELOPE.

     PLEASE  DO  NOT  SEND  ANY  STOCK  CERTIFICATES  AT  THIS  TIME.

                             PANGEA PETROLEUM CORP.
                            3600 GESSNER, SUITE 220
                             HOUSTON,  TEXAS  77063
                            TELEPHONE:  (713) 914-9193

                               PROXY  STATEMENT
                               ----------------

                                    GENERAL

     This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by order of the Board of Directors of Pangea Petroleum Corp. (the "Company") to be voted at the Special Meeting of Shareholders (the "Special Meeting"), to be held at the time and place, and for the purposes set forth in the accompanying notice. Such notice, this Proxy Statement and the Proxy Card are being mailed to Shareholders beginning on or about _______________ ____, 2009.

     The Company will bear the costs of soliciting proxies. In addition to the solicitation made hereby, proxies may also be solicited by telephone, telegram or personal interview by officers of the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reason-able expenses in providing beneficial ownership information and in forwarding proxy material to beneficial owners of stock who have objected to the disclosure of information regarding them.

     All duly executed Proxy Cards received prior to the Special Meeting will be voted in accordance with the choices specified thereon, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified on a Proxy Card, except with respect to broker non-votes, the related shares will be voted by the persons named therein (1) for each of the proposals described herein, and (2) in the discretion of such persons in connection with any other business that may properly come before the Special Meeting. Shareholders may revoke their proxy at any time prior to the exercise thereof by written notice to Russell Ivy, President and Chief Executive Officer of the Company, at the address of the Company stated above, by the execution and delivery of a later dated Proxy Card, or by attendance at the Special Meeting and voting their shares in person.

     The record date for determining those shareholders entitled to vote at the Special Meeting has been fixed as May 18, 2009. The holders of a majority of the outstanding shares of the Company's Common Stock and the Company's Series A Preferred Stock, acting as separate groups, must approve the proposed reverse stock split before it can become effective. The holders of a majority of the outstanding shares of the Company's Common Stock and the Company's Series A Preferred Stock, acting as a single group, must approve each of the other proposals before any one of them can become effective. As of May 18, 2009, the Company had outstanding 490,499,544 shares of common stock and 1,000,000 shares of Series A Preferred Stock. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the meeting. Shareholders personally present, or represented by proxy, and holding more than majority of the outstanding Common Stock will constitute a quorum. The Preferred Stock Amendment will not be presented for a vote at the Special Meeting unless and until shareholders have approved the Reverse Stock Split Amendment. The Restatement Proposal will not be presented for a vote at the Special Meeting unless and until shareholders have approved each of the Corporate Name Change Amendment, the Reverse Stock Split Amendment, and the Written Consent Amendment

     All the Company shareholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a shareholder of record of the Company's common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you may be required to instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, your action may have the same effect as voting "AGAINST" approval of each of the proposals. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

     The board of directors of the Company recommends that you vote "FOR" each of the proposals, which are described in detail in this proxy statement.

                             SECURITY OWNERSHIP OF
                  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The table sets forth below contains certain information as of May 18, 2009 concerning the beneficial ownership of our voting stock by each shareholder who is known by us to own beneficially in excess of 5% of an outstanding class of voting stock. As of May 18, 2009, none of our directors or executive officers directly owned any shares of an outstanding class of voting stock. Each of Russell Ivy, Henry A. Schulle, Gregory H. Noble and James H. Short are officers and directors of AvStar Aviation Services, Inc. and thus may be deemed to be the beneficial owners of the shares owned by such corporation, provided, however, that each of them has disclaimed beneficial ownership of such shares.

     Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of May 18, 2009 are treated as outstanding only for determination of the number and percent owned by such group or person.

                Amount and Nature of Beneficial Ownership
Name and Address     Title   Number of     % of     Number of      % of Total
of Beneficial Owner of Class Shares        Class      Votes          Votes
                             Beneficially
                             Owned

NON-MANAGEMENT  5%
------------------
SHAREHOLDERS
------------
AvStar  Aviation     Preferred 1,000,000    100%     5,000,000,000     92.8%
  Services, Inc.
3600  Gessner,
  Suite 220
Houston, Texas 77063

Mark F. Weller       Common   56,477,858(2)  14.3%      52,352,858         *
9801 Westheimer,
  Suite 302
Houston, Texas
  77042

Charles B. Pollock   Common   43,662,122 (3) 11.1%      41,262,122         *
9801 Westheimer,
  Suite 302
Houston, Texas
  77042

Christopher P.       Common   30,000,000      7.7%      30,000,000         *
  Scully
777 Post Oak Blvd.,
  Suite 610
Houston, TX 77056

Sage Office Services Common   27,500,000      7.0%      27,500,000         *
9801 Westheimer,
  Suite 302
Houston, TX 77042

Elizabeth Pollock    Common   21,468,198      5.5%      21,468,198         *
9801 Westheimer,
  Suite 302
Houston, TX 77042

     (1)     Each share of Preferred Stock is entitled to 5,000 votes.
     (2)     Each  share  of  Preferred  Stock  is  entitled  to  5,000  votes.
     (3) Includes 52,352,858 restricted common shares and 4,125,000 warrants that include 1,200,000 warrants with an exercise price of $0.01 that expire July 18, 2009; 1,800,000 warrants with an exercise price of $0.01 that expire December 22, 2009 and 1,125,000 warrants with an exercise price of $0.01 that expire June 28, 2010.
     (4) Includes 41,262,122 restricted common shares held directly and 2,400,000 warrants which include 600,000 warrants with an exercise price of $0.01 that expire July 30, 2009 and 1,800,000 warrants with an exercise price of $0.01 that expire December 22, 2009

                             BACKGROUND  INFORMATION

     The Company is governed by its Articles of Incorporation dated March 11, 1997. Such Articles of Incorporation has been amended a number of times, and (as so amended) is referred to hereinafter as the "Current Charter"). The appreciable number of amendments of the Current Charter makes it somewhat difficult  to  read  and  follow.  Moreover,  the  Company's  corporate  name as reflected in the Current Charter is "Pangea Petroleum Corp.," consistent with our business in recent years as an independent energy company focused on exploration and development of oil and natural gas reserves. However, we recently adopted a significant change in our corporate direction, and decided to focus our efforts on acquiring aviation related businesses and developing these businesses to their commercial potential. Accordingly, our current corporate name is misleading and is no longer reflective of our core business. Furthermore, the Current Charter authorizes 500,000,000 shares of common stock. We currently have issued and outstanding 490,499,544 shares of common stock, leaving us with a comparably insignificant number of authorized but unissued shares for future corporation purposes. Also, management believes that this large number of outstanding shares has greatly depressed the per-share price of the Company's common stock. Finally, the Company now has outstanding a class of preferred stock in which the vast majority of the Company's voting power resides, a circumstance that is unusual.
..
     In view of the preceding, the Board of Directors believes that the Current Charter is no longer suitable to govern the Company. Accordingly, the Company intends to amend the Current Charter in ways that are described hereinafter. The primary substantive amendments involve the change in the Company's corporate name to "AvStar Aviation Group, Inc.," a one-for-100 reverse stock split of the Company's common stock, the addition of a provisions allowing the Company's shareholders to act by written consent in lieu of a meeting, the elimination of the Company's Series A Preferred Stock upon the effectiveness of the foregoing reverse stock split, and a modification of the "powers clause" in the Company's Articles of Incorporation to delete the lengthy enumeration of the various powers that the Company possesses and to provide a simple, broad powers clause in lieu thereof. Each of these amendments is discussed immediately below. If each of these amendments is adopted, the Company intends to restate the Current Charter so that all amended and non-amended provisions of the Current Charter can be contained in a single document. The restatement will further amend the Current Charter in technical, non-substantive ways that are described hereinafter.

                                   PROPOSAL 1
                             CORPORATE NAME CHANGE

GENERAL

     At the Special Meeting, holders of shares of Common Stock will be asked to consider and vote upon a proposal to change the name of the Company to "AvStar Aviation Group, Inc." (the "Name Change") by means of an amendment to the Company's Articles of Incorporation (the "Name Change Amendment"). If approved by the shareholders of the Company, the Name Change Amendment will become effective upon the filing of either Articles of Amendment or Amended and Restated Articles of Incorporation in the form of Exhibit A hereto (the "Amended and Restated Articles") with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Name Change Amendment was approved by all of the directors of the Company.

REASONS  FOR  THE  NAME  CHANGE

     The Company was incorporated on March 11, 1997. Its corporate name has been changed a couple of times in the past. The Company's current corporate name as reflected in the Current Charter is "Pangea Petroleum Corp.," consistent with the Company's business in recent years as an independent energy company focused on exploration and development of oil and natural gas reserves. However, we recently adopted a significant change in our corporate direction, and decided to focus our efforts on acquiring aviation related businesses and developing these businesses to their commercial potential when we acquired all of the outstanding common stock in San Diego Airmotive from AvStar Aviation Services, Inc. In view of such change in our corporate direction, our current corporate name is misleading and is no longer reflective of our core business. The Company's management believes that the "AvStar Aviation" name has earned a solid reputation in the market place and is more reflective of the Company's proposed future business pursuits. Accordingly, the Company believes that a change of the Company's corporate name to "AvStar Aviation Group, Inc." is very appropriate in view of the Company's proposed future business pursuits. Thus, the Board of Directors has decided that Article I of the Current Charter should be amended to change the Company's corporate name to "AvStar Aviation Group, Inc."

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Name Change Amendment is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Name Change Amendment.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the holders of the Company's Series A Preferred Stock, acting as a single group, is required for approval of the Corporate Name Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NAME CHANGE AMENDMENT.

                                   PROPOSAL 2
                              REVERSE STOCK SPLIT

GENERAL

     At the Special Meeting, holders of the Company's voting stock will be asked to consider and vote upon a proposal to effect, by means of an amendment to the Company's Articles of Incorporation stock (the "Reverse Stock Split Amendment"), a one-for-100 reverse stock split stock (the "Reverse Stock Split") of the Company's common stock (the "Common Stock") in which every 100 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock and all of the Company's outstanding shares of Series A Preferred Stock would be converted into Common Stock as described herein. In addition to the Common Stock, the Company currently has outstanding 1,000,000 shares of its Series A Preferred Stock. By the terms of the Series A Preferred Stock, each share of this class will automatically convert into 50 post-split shares of Common Stock (for a total of 50.0 million post-split shares) immediately upon the effectiveness of the Reverse Stock Split. If approved by the shareholders of the Company, the Reverse Stock Split will become effective upon the filing of either Articles of Amendment or the Amended and Restated Articles with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Reverse Stock Split Amendment was approved by all of the directors of the Company.

     The Current Charter authorizes 500,000,000 shares of Common Stock. The Company currently has issued and outstanding 490,499,544 shares of Common Stock, leaving the Company with a comparably insignificant number of authorized but unissued shares for future corporate purposes. The Reverse Stock Split would significantly reduce the number of outstanding shares of Common Stock. The Company expects to have outstanding 54,904,995 common shares immediately after the Reverse Stock Split, with the former sole holder of the Company's Series A Preferred Stock holding 50.0 million shares by virtue of the automatic conversion of such preferred shares and the Company's common shareholders holding approximately 4,904,995 common shares. The Reverse Stock Split will not have any appreciable change in the proportionate economic or voting interest in the Company between the sole holder of the Company's Series A Preferred Stock, on the one hand, and the Company's common shareholders, on the other hand, inasmuch as the Current Charter accords to the sole holder of the Company's Series A Preferred Stock approximately 91.1% of the outstanding economic and voting interests in the Company. However, the Reverse Stock Split will simplify the Company's capital structure with the elimination of all outstanding shares of the Company's Series A Preferred Stock by virtue of the automatic conversion thereof. It is anticipated that the simplified post-reverse capital structure will enable the company easier access to institutional capital. Institutional capital is critical for the company's growth and the implementation of its acquisition strategy going forward. The only changes in the proportionate equity interest in the Company will result from the provisions for the elimination of fractional shares described below, and these changes are expected to be extremely minimal. If the Reverse Stock Split is approved, each outstanding share of Common Stock will be entitled to one vote at each meeting of shareholders of the Company, as is the case with each currently outstanding share. While a reduced number of outstanding shares of Common Stock could adversely affect the future liquidity of the Common Stock, the Board of Directors does not believe that this is likely to happen.

REASONS  FOR  THE  REVERSE  STOCK  SPLIT

     As the Board of Directors has refined its business plans and explored generally various future options, the Board has come to believe that proportionately reducing the number of outstanding shares of Common Stock and eliminating the Company's Series A Preferred Stock at this time will serve several Company objectives.

     First, the Reverse Stock Split would permit the Company to issue an additional 445,095,005 shares of Common Stock. Presently, the Company has not meaningful additional shares to issue in view of the current market price of the Common Stock. The additional shares could be issued for any proper corporate purpose including, but not limited to, future equity and convertible debt financings, acquisitions of property or securities of other corporations, debt conversions and exchanges, exercise of current and future options and warrants, for issuance under the Company's future employee benefit plans, stock dividends and stock splits. Although the Company is currently seeking capital and business acquisition opportunities, the Company has no letter of intent, or agreement in principal, in effect (much less any definitive agreement) regarding such a transaction, and there can be no assurance that the Company will ever be successful in raising any capital funds or completing any acquisition.

     The Board of Directors is required to make each determination to issue shares of Common Stock based on its judgment as to the best interests of the shareholders and the Company. The additional shares will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further shareholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules that may apply in the future). The Board of Directors does not anticipate seeking authorization from the Company's shareholders for the issuance of any of the additional shares of Common Stock. The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special shareholders' meeting. However, there can be no assurance that shareholders would approve of all or even any of the stock issuances undertaken with the additional share. The holders of the Company's existing outstanding shares of Common Stock will have no preemptive right to purchase any additional shares. The issuance of the additional shares of Common Stock could reduce (perhaps substantially) the proportionate interest that each presently outstanding share of Common Stock has with respect to dividends, voting, and the distribution of assets upon liquidation.

     Next, the Board of Directors believes that proportionately reducing the number of outstanding shares of Common Stock will increase the per-share value of the shares of Common Stock that remain outstanding. The Board of Directors believes that this will facilitate future capital raising transactions. This belief is premised on the Board's understanding that the current per-share value of the Common Stock impairs the acceptability of the Common Stock by the types of investors that the Company would like to invest in the Company. Theoretically, the price and value of a stock should not (by itself) affect its acceptability, the type of investor who acquires it, or the Company's reputation in the financial community. In practice this is not necessarily the case, as many institutional investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

     Furthermore, the Board of Directors believes that a lower per-share price reduces the effective marketability of the Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Many brokerage firms and stock exchanges also prohibit investors from purchasing on margin stocks that are trading below certain prices per share. Additionally, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced stock. Therefore, lower prices for the Common Stock may adversely affect anyone who wishes to acquire shares and holders who wish to liquidate their holdings.

     Moreover, for much of the same reasons already stated, the Board of Directors believes that a higher per-share value will make the Common Stock more acceptable to sellers in possible, future financing and business acquisition transactions. As previously stated, the Company has no letter of intent or agreement in principal in effect (much less any definitive agreement) regarding any such financing or acquisition, and there can be no assurance that the Company will ever be successful in raising any capital funds or completing any acquisition.

     While management believes that the Reverse Stock Split will have a positive effect on the Company, there can be no assurance that this will necessarily be true. There can be no assurance that the value of a share of Common Stock after the Reverse Stock Split will be 100 times the value if the Reverse Stock Split is not implemented, or that the Reverse Stock Split will otherwise have the desired effects described.

     Finally, the automatic conversion of the Company's Series A Preferred Stock upon the effectiveness of the Reverse Stock Split will mean that the Company will have outstanding only one class of stock after the Reverse Stock Split. Management believes that this simplification of the Company's capital structure will make such structure more easily understood by investors and the public, and will make the Common Stock more attractive to investors.

EXCHANGE  OF  STOCK  CERTIFICATES  AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

     If the requisite number of shares of Common Stock entitled to vote consent to the Reverse Stock Split, a Certificate of Amendment effecting the Reverse Stock Split will be filed in the Office of the Secretary of State of Colorado promptly after such approval. The Reverse Stock Split would become effective as of the close of business on the date of the filing of the Certificate of Amendment (such filing is referred to hereinafter as the "Filing"). Shareholders of the Company of record as of the Filing will then be furnished the necessary materials and instructions to effect the exchange of their certificates representing Common Stock outstanding prior to the Reverse Stock Split (referred to hereinafter as "Pre-Split Shares") for new certificates representing Common Stock after the Reverse Stock Split (referred to hereinafter as "Post-Split Shares"). Certificates representing Pre-Split Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Shareholders of the Company should not submit any certificates until requested to do so. In the event any certificate representing Pre-Split Shares is not presented for exchange upon request, any dividends that may be declared after the date of the Filing with respect to the shares represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to the abandoned property laws will be paid to the holder thereof or his designee, without interest.

     No fractional shares will be issued. Instead, all fractional shares will be rounded up to one whole share, and each holder of Common Stock will hold a minimum of 100 shares after the Reverse Stock Split.

FEDERAL  INCOME  TAX  CONSEQUENCES

     This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them of the Reverse Stock Split.

     The exchange of Pre-Split Shares for Post-Split Shares will not result in recognition of gain or loss for federal income tax purposes. Otherwise, your holding period and tax basis of your Pre-Split Shares are applied in total to your Post-Split Shares.

ANTI-TAKEOVER  AND  RELATED  EFFECTS

     The availability of authorized but unissued additional shares of Common Stock could discourage third parties from attempting to gain control of the Company, since the Board of Directors could authorize the issuance of common shares in a private placement or otherwise to one or more persons. The issuance of these shares could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring control or otherwise hinder the efforts of the other person to acquire control. The additional common shares authorized by the Amendment and Restatement are not intended as an anti-takeover device, and they are not expected to function unintentionally as one. However, the Board of Directors could issue shares of Common Stock in a manner that makes more difficult or discourages an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, although the Board of Directors has no present intention of doing so. When, in the judgment of the Board of Directors, the issuance of shares under such circumstances would be in the best interest of the shareholders and the Company, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The issuance of new shares could thus be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company if the Board of Directors considers the action of such entity or person not to be in the best interest of the shareholders and the Company. The existence of the additional authorized shares could also have the effect of discouraging unsolicited takeover attempts. The Company is not aware of any present efforts or plans by any person to undertake a hostile takeover of the Company.

     In addition, the Reverse Stock Split is not intended as a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, and it is not expected to function unintentionally as one.

DISSENTERS'  RIGHTS

     Under Colorado corporation law and the Company's Articles of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Reverse Stock Split.

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Reverse Stock Split Amendment is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Reverse Stock Split Amendment.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the Company's Series A Preferred Stock, acting as separate groups, is required for approval of the Reverse Stock Split and the proposed amendment of the Articles of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT.

                                   PROPOSAL 3
                          SHAREHOLDER WRITTEN CONSENTS

GENERAL

     At the Special Meeting, holders of the Company's voting stock will be asked to consider and vote upon a proposal to add a provision the Company's Articles of Incorporation allowing the Company's shareholders to act by written consent in lieu of a meeting provided that shareholders, holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing (the "Written Consent Amendment"). If approved by the shareholders of the Company, the Written Consent Amendment will become effective upon the filing of either Articles of Amendment or the Amended and Restated Articles with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Written Consent Amendment was approved by all of the directors of the Company.

REASONS  FOR  THE  WRITTEN  CONSENT  AMENDMENT

     Written consents enable shareholders to take corporate action with less time and fewer costs than conducting a meeting to take such action. Colorado corporation law provides that shareholders may take action by written consent only if such consent is given by all of the shareholders. Colorado corporation law goes further to provide that shareholders may provide in their Articles of Incorporation they may take action by written consent with less than unanimous consent so long as written consent is given by not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted. The Written Consent Amendment will add to the Company's Article XIV of the Company's Articles of Incorporation a new paragraph that will read in its entirety as follows:

         "Any action required by the Colorado Corporation Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual meeting or special meeting of the shareholders, may be taken without a meeting, without prior notice, and without a vote, if shareholders, holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing."

Management believes that the Written Consent Amendment will enable the Company's shareholders to take favorable actions in a fast, more cost-effective manner, without the delay and expense of having to call a meeting. The Company will still need to comply with the proxy rules of the U.S. Securities and Exchange Commission, and these rules will ensure that shareholders receive important information about any action proposed to be taken by written consent.

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Written Consent Amendment is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Written Consent Amendment.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the holders of the Company's Series A Preferred Stock, acting as a single group, is required for approval of the Written Consent Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE WRITTEN CONSENT AMENDMENT.

                                   PROPOSAL 4
                  ELIMINATION OF THE SERIES A PREFERRED STOCK

GENERAL

     At the Special Meeting but only if the Reverse Stock Split Amendment is approved by shareholders, holders of the Company's voting stock will be asked to consider and vote upon a proposal to eliminate, immediately after the effectiveness of the Reverse Stock Split, the provisions establishing the Company's Series A Preferred Stock (the "Preferred Stock Amendment"). If approved by the shareholders of the Company, the Preferred Stock Amendment will become effective upon the filing of either Articles of Amendment or the Amended and Restated Articles with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Preferred Stock Amendment was approved by all of the directors of the Company.

REASONS  FOR  THE  ELIMINATION  OF  SERIES  A  PREFERRED  STOCK.

     Each share of the Series A Preferred Stock will automatically be converted into shares of Common Stock by virtue of the Reverse Stock Split. Thus, no shares of the Series A Preferred Stock will remain outstanding. Because of this, the continued authorization of such preferred stock no longer makes much sense. The elimination of the Series A Preferred Stock provisions will simplify the Company's Articles of Incorporation. Moreover, it will allow for the authorization by the Company's Board of Directors without shareholder approval of an additional 1.5 million shares of preferred stock (for a total of 10 million shares) featuring such rights, privileges, qualifications, restrictions and limitations as the Board of Directors believes appropriate. In this connection, the Board of Directors in the future may authorize a new series of preferred stock designated as the "Series A Preferred Stock," but such series may contain different rights, privileges, qualifications, restrictions and limitations than the current series now bearing such designation. The Board of Directors has no current plans for authorizing any preferred stock, and the Preferred Stock Amendment is being proposed solely as a means to simplify the Company's Articles of Incorporation.

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Preferred Stock Amendment is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Preferred Stock Amendment.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the holders of the Company's Series A Preferred Stock, acting as a single group, is required for approval of the Preferred Stock Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PREFERRED STOCK AMENDMENT.

                                   PROPOSAL 5
                         AMENDMENT OF THE POWERS CLAUSE

GENERAL

     At the Special Meeting, holders of the Company's voting stock will be asked to consider and vote upon a proposal to amend the "powers clause" in the Company's Articles of Incorporation to delete the lengthy enumeration of the various powers that the Company possesses and to provide simply that the Company possess "the powers provided for in the Colorado Corporation Code with respect to corporations" (the "Powers Clause Amendment"). If approved by the shareholders of the Company, the Powers Clause Amendment will become effective upon the filing of either Articles of Amendment or the Amended and Restated Articles with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Powers Clause Amendment was approved by all of the directors of the Company.

REASONS  FOR  THE  POWERS  CLAUSE  AMENDMENT

     Article II of the Company's Articles of Incorporation contains a customary general purpose clause to the effect that the Company may engage in "all lawful business for which corporations may be incorporated pursuant to the Colorado Corporation Code." Article II of the Current Charter goes on to include a rather lengthy enumeration of the powers that the Company possesses. For the sake or simplicity and conformity to current practices, the Company's Board of Directors proposes to amend Article II to substitute for the current lengthy powers clause a customary general powers clause to the effect that the Company shall have "the powers provided for in the Colorado Corporation Code with respect to corporations." The Board of Directors believes that the lengthy enumeration of the powers that the Company possesses is unnecessary and adds to the length of the Company's Articles of Incorporation without any justifiable reason. The Powers Clause Amendment is being proposed solely as a means to simplify the Company's Articles of Incorporation. If shareholders approve the Powers Clause Amendment, Article II will read in its entirety as follows:

"The purpose for which the corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the Colorado Corporation Code. The corporation shall have the powers provided for in the Colorado Corporation Code with respect to corporations."

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Powers Clause Amendment is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Powers Clause Amendment.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the holders of the Company's Series A Preferred Stock, acting as a single group, is required for approval of the Powers Clause Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE POWERS CLAUSE AMENDMENT.

                                   PROPOSAL 6
             AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

GENERAL

     At the Special Meeting but only if each of the Corporate Name Change Amendment, the Reverse Stock Split Amendment, the Written Consent Amendment, the Preferred Stock Amendment and the Powers Clause Amendment is approved, holders of the Company's voting stock will be asked to consider and vote upon a proposal (the "Restatement Proposal") to amend and restate the Company's Articles of Incorporation in the form of Exhibit A hereto (the "Amended and Restated Articles"). If approved by the shareholders of the Company, the Restatement Proposal will become effective upon the filing of the Amended and Restated
Articles with the Secretary of State of Colorado, which is expected to occur shortly after the requisite shareholder approval is obtained. The Restatement Proposal was approved by all of the directors of the Company.

REASONS  FOR  THE  RESTATEMENT  PROPOSAL

          The Company's Articles of Incorporation date back to March 11, 1997, and have been amended a number of times. At the Special Meeting, shareholders may approve up to an additional five amendments. The Restatement Proposal will be presented to shareholders only if each of these five additional amendments is approved. The Company's Board of Directors believes that the appreciable number of amendments of the Company's Articles of Incorporation makes it somewhat difficult to read and follow. The Amended and Restated Articles will essentially take the original text of the Company's Articles of Incorporation and updates it by all subsequent amendments still in effect, including those approved at the Special Meeting. These amendments will be added essentially without further change or amendment to the Articles of Incorporation but for the following technical, non-substantive further amendments:

          ARTICLE V - NAME AND ADDRESSES OF INCORPORATOR AND INITIAL DIRECTORS. The Amended and Restated Articles will make a technical amendment to Article V of the Company's Articles of Incorporation to delete the names and addresses of the Company's incorporator and initial directors. This information is no longer relevant.

          ARTICLE VII - INDEMNIFICATION - Article VII of the Company's Articles of Incorporation currently contains customary indemnification provisions regarding directors and officers. The Amended and Restated Articles will make technical amendments to Article VII to make this Article gender-neutral. The substance of this Article will not be affected in any manner.

          ARTICLE VIII - NAME AND ADDRESS OF RESIDENT AGENT. The Company has previously changed its registered agent, and this change has been reflected in the records of the Secretary of State of Colorado. The Amended and Restated Articles will simply restate Article VIII to reflect this change.

The Restatement Proposal is being made solely as a means to simplify the Company's Articles of Incorporation.

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Restatement Proposal is in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Restatement Proposal.

     The affirmative vote of the holders of at a majority of the outstanding shares of Common Stock and the holders of the Company's Series A Preferred
Stock, acting as a single group, is required for approval of the Restatement Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTATEMENT PROPOSAL.

                    SUBMISSION  OF  SHAREHOLDER  PROPOSALS
                       FOR  NEXT  ANNUAL  MEETING

     Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's next Annual Meeting of Shareholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its written consent solicitation statement and form of proxy for that meeting. The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

                                   By  Order  of  the  Board  of  Directors,


Houston,  Texas                    Russell  Ivy,
____________  _____,  2009         President  and  Chief  Executive Officer

                                    EXHIBIT  A

                           FIRST AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                             PANGEA PETROLEUM CORP.
          (CHANGING ITS NAME HEREBY TO "AVSTAR AVIATION GROUP, INC.")

          These Amended and Restated Articles of Incorporation correctly set forth, amend, and restate, the provisions of the Articles of Incorporation of Pangea Petroleum Corp., changing its name hereby to "AvStar Aviation Group, Inc." (the "Corporation"), as amended and currently in effect. These Amended and Restated Articles of Incorporation contain amendments that were adopted by the shareholders of the Corporation. The number of votes cast for the amendments and this restatement, by each voting group entitled to vote separately on the amendments and this restatement, were sufficient for approval by that voting group. These Amended and Restated Articles of Incorporation supersede all other Articles of Incorporation of the Corporation and all amendments and Articles of Amendment thereto. The Articles of Incorporation of the Corporation are hereby amended and restated in the following manner:

                                   ARTICLE I

     The  name  of  the  corporation  shall  be  AvStar  Aviation  Group,  Inc.

                                   ARTICLE II

     The purpose for which the corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the Colorado Corporation Code. The corporation shall have the powers provided for in the Colorado Corporation Code with respect to corporations.



                                  ARTICLE III

     The total number of shares of stock that the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000) consisting of Five Hundred Million (500,000,000) shares of Common Stock, par value $0.001 per share ("Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as maybe adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

          Upon the effectiveness of the filing with the Secretary of State of Colorado of this First Amended and Restated Articles of Incorporation adding this paragraph to the Corporation's Articles of Incorporation, each one hundred
(100) shares of Common Stock issued and outstanding immediately prior to the filing of such First Amended and Restated Articles of Incorporation as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock. As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such shareholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such shareholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock and provided further that each holder of the Common Stock will hold a minimum of 100 shares after this combination.

                                   ARTICLE IV

     The  corporation  shall  have  perpetual  existence.

                                   ARTICLE V

          The governing board of this corporation shall be known as the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a) To manage and govern the corporation by majority vote of members present at any regular or special meeting at which a quorum shall be present unless the act of a greater number is required by the laws of the state of incorporation, these Articles of Incorporation, or the Bylaws of the Corporation.

(b) To make, alter, or amend the Bylaws of the corporation at any regular or special meeting.

(c) To fix the amount to be reserved as working capital over and above its capital stock paid in.

(d) To authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

(e) To designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided by resolution or in the Bylaws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation. Such committee or committees shall have such name or names as may be stated in the Bylaws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

     The Board of Directors shall have power and authority to sell, lease, exchange or otherwise dispose of all or substantially all of the property and assets of the corporation, if in the usual and regular course of its business, upon such terms and conditions as the Board of Directors may determine without vote or consent of its shareholders.

     The Board of Directors shall have power and authority to sell, lease, exchange or otherwise dispose of all or substantially all the property or assets of the corporation, including its goodwill, if not in the usual and regular course of its business, upon such terms and conditions as the Board of Directors may determine, provided that such sale shall be authorized or ratified by the affirmative vote of the shareholders of at least a majority of the shares entitled to vote thereon at a shareholders' meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

     The Board of Directors shall have the power and authority to merge or consolidate the corporation upon such terms and conditions as the Board of Directors may authorize, provided that such merger or consolidation is approved or ratified by the affirmative vote of the shareholders of at least a majority of the shares entitled to vote thereon at a shareholders meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

     The corporation shall be dissolved upon the affirmative vote of the shareholders of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

          The corporation shall revoke voluntary dissolution proceedings upon the affirmative vote of the shareholders of at least a majority of the shares entitled to vote at a meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

                                   ARTICLE VI

          The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation of the powers conferred by law.

     No contract or other transactions of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by (a) the fact that any one or more of the directors or officers of this corporation is interested in or is a director or officer of such other firm or corporation; or (b) the fact that any director or officer of this corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to whom such fact or relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own, and the provisions hereof shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.

                                  ARTICLE VII

     Each director and officer of the corporation shall be indemnified by the corporation as follows:

     (a) The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he, or she, is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him, or her,in connection with such action, suit or proceeding, if he, or she, acted in good faith and in a manner he, or she, reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      (b) The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to -in Sections (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      (d) Any indemnification under Section (a) or (b) of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the officer, director and employee or agent is proper in the circumstances, because he has met the applicable standard of conduct set forth in Section (a) or (b) of this Article. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum, consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for such purpose.

      (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized in Section (d) of this Article, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

     (f) The Board of Directors may exercise the corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

     (g) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Articles of Incorporation, the Bylaws, agreements, vote of the shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

                                  ARTICLE VIII

     The registered and principal office of said corporation shall be located at 1560 Broadway, Suite 2090, Denver, Colorado 80202, and the registered agent of the corporation at such address shall be Corporation Service Company.

     Part or all of the business of said corporation may be carried on in the County of Denver, or any other place in the State of Colorado or beyond the limits of the State of Colorado, in other states or territories of the United
States  and  in  foreign  countries.

                                   ARTICLE IX

     Whenever a compromise or arrangement is proposed by the corporation between it and its creditors or any class of them, and/or between said corporation and its shareholders or any class of them, any court of equitable jurisdiction may, on the application in a summary way by said corporation, or by a majority of its stock, or on the application of any receiver or receivers appointed for said corporation, or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors and/or of the shareholders or class of shareholders of said corporation, as the case may be, to be notified in such manner as the said court decides. If a majority in number, representing at least three-fourths in amount of the creditors or class of creditors, and/or the holders of a majority of the stock or class of stock of said corporation, as the case may be, agree to any compromise or arrangement and/or to any reorganization of said corporation, as a consequence of such compromise or arrangement, the said compromise or arrangement and/or the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding upon all the creditors or class of creditors, and/or on all the shareholders or class of shareholders of said corporation, as the case may be, and also on said corporation.

                                   ARTICLE X

     No shareholder in the corporation shall have the preemptive right to subscribe to any or all additional issues of stock and/or other securities of any or all classes of this corporation or securities convertible into stock or carrying stock purchase warrants, options or privileges.

                                   ARTICLE XI

     Meetings of shareholders may be held at any time and place as the Bylaws shall provide. At all meetings of the shareholders, one-third of all shares entitled to vote shall constitute a quorum.

                                  ARTICLE XII

     Cumulative  voting  shall  not  be  allowed.

                                  ARTICLE XIII

     These Articles of Incorporation may be amended by resolution of the Board of Directors if no shares have been issued, and if shares have been issued, by affirmative vote of the shareholders of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose, or, when authorized, when such action is ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

                                  ARTICLE XIV

     Any action for which the laws of the State of Colorado require the approval of two-thirds of the shares of any class or series entitled to vote with respect thereto, unless otherwise provided in the Articles of Incorporation, shall require for approval the affirmative vote of a majority of the shares of any class or series outstanding and entitled to vote thereon.

     Any action required by the Colorado Corporation Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual meeting or special meeting of the shareholders, may be taken without a meeting, without prior notice, and without a vote, if shareholders, holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

                                   ARTICLE XV

     No director shall be personally liable to the corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under
Section 7-5-114 of the Colorado Revised Statutes, or any amendment thereto or successor provision thereto and except for any matter in respect of which such director shall be liable by reason that he (i) has breached his duty of loyalty to the corporation or its shareholders, (ii) has not acted in good faith or, in failing to act, has not acted in good faith, (iii) has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, has acted in a manner involving intentional misconduct or a knowing violation of law, or (iv) has derived an improper personal benefit. Neither the amendment nor repeal of this Article XV, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article XV, shall eliminate or reduce the effect of this Article XV in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article XV would accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

Signed  on  May  _____,  2009

                      By:_______________________________________
                                Russell  Ivy,  President

                                   PROXY CARD


PROXY                        PANGEA  PETROLEUM  CORP.                    PROXY

         SPECIAL MEETING OF STOCKHOLDERS ON ______________ _____, 2009

     The undersigned hereby appoints Russell Ivy and Robert Wilson (to act by unanimous decision if more than one shall act), each with the power to appoint his substitute, and hereby authorizes them to represent as designated below, all the shares of common stock of Pangea Petroleum Corp. held on record by the undersigned on May 18, 2009 at the special meeting of shareholders to be held on June ____, 2009 or any adjournment thereof.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                 YOU VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

1.     Proposal  to  approve  the  Corporate  Name  Change  Amendment.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

2.     Proposal  to  approve  the  Reverse  Stock  Split  Amendment.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

3.     Proposal  to  approve  the  Written  Consent  Amendment.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

4.     Proposal  to  approve  the  Preferred  Stock  Amendment.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

5.     Proposal  to  approve  the  Powers  Clause  Amendment.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

6.     Proposal  to  approve  the  Restatement  Proposal.
     _____     FOR               _____     AGAINST          _____  ABSTAIN

7. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     (Please  Sign  and  Date  on  Reverse  Side)

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4, 5, and 6.

     YOU  MAY  REVOKE  THIS  PROXY  AT  ANY  TIME  PRIOR  TO  VOTE  THEREON.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares, and acknowledges receipt of the Notice of Special Meeting and Proxy Statement relating to the June ____, 2009 Special Meeting.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such, If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE  _________________________  2009 ____________________________________
_________________________________                 Signature
PLEASE  MARK  SIGN  DATE  AND
RETURN  THE  PROXY  CARD  PROMPTLY
USING  THE ENCLOSED ENVELOPE               _____________________________________
----------------------------
                                             Signature  if  held  jointly

     This  Proxy  is  Solicited  on  Behalf  of  the  Board  of  Directors.